                AMENDMENT NO. 2 TO CREDIT AND SECURITY AGREEMENT

                  THIS AMENDMENT NO. 2 TO CREDIT AND SECURITY AGREEMENT (this "AMENDMENT") is entered into as of March 10, 2000, by and among:

                  (1) INTERIM SERVICES RECEIVABLES CORP., a Delaware corporation (together with its successors and permitted assigns, the "BORROWER"),

                  (2) INTERIM SERVICES INC., a Delaware corporation (together with its successors, "INTERIM SERVICES"), as initial servicer (in such capacity, the "SERVICER"),

                  (3) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors, "BLUE RIDGE"), FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation (together with its successors, "FALCON" and, together with Blue Ridge, the "CONDUITS"), WACHOVIA BANK, N.A., a national banking association, in its capacity as a Liquidity Bank to Blue Ridge (together with its successors, "WACHOVIA"), and BANK ONE, NA, a national banking association having its main office in Chicago, Illinois and formerly known as "The First National Bank of Chicago," in its capacity as a Liquidity Bank to Falcon (together with its successors, "BANK ONE"), as Lenders,

                  (4) WACHOVIA BANK, N.A., as administrative and liquidity agent for Blue Ridge and its Liquidity Banks (in such capacity, the "BLUE RIDGE AGENT"), and BANK ONE, NA [MAIN OFFICE CHICAGO], as administrative and liquidity agent for Falcon and its Liquidity Banks (in such capacity, the "FALCON AGENT" and, together with the Blue Ridge Agent, the "CO-AGENTS"), and

                  (5) WACHOVIA BANK, N.A., as collateral agent for the Agents and the Lenders (in such capacity, together with any successors thereto in such capacity, the "COLLATERAL AGENT"),

with respect to that certain Credit and Security Agreement dated as of July 1, 1999 by and among the Borrower, the Servicer, the Lenders, the Co-Agents and the Collateral Agent, as amended, the "AGREEMENT".

                  UNLESS OTHERWISE INDICATED, CAPITALIZED TERMS USED IN THIS AMENDMENT ARE USED WITH THE MEANINGS ATTRIBUTED THERETO IN THE AGREEMENT.

                              W I T N E S S E T H :

                  WHEREAS, Interim Services Receivables Corp., Interim Services, Blue Ridge, Falcon, Wachovia, and Bank One entered into that certain Credit and Security Agreement dated as of July 1, 1999;

                  WHEREAS, the parties hereto amended that certain Credit and Security as of October 19, 1999 in Amendment No. 1;

                  WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

                  1. AMENDMENTS. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend the Agreement as follows:

                  1.1. Schedule 6.1 (o) to the Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 6.1 (o) attached hereto.

                  2. REPRESENTATIONS.

                  2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

                  2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

                  3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first above written upon receipt by the Collateral Agent of a counterpart hereof duly executed by each of the parties hereto.

                  4. MISCELLANEOUS.

                  4.1. Except as expressly amended hereby, the Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

                  4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                  4.3.     EACH SELLER PARTY HEREBY ACKNOWLEDGES AND AGREES
         THAT:

                  4.3.1 IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT

         OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

                  4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

                  4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

                            SIGNATURE PAGES FOLLOW

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:

                                   INTERIM SERVICES RECEIVABLES CORP.


                                   By: /s/ Shannon C. Allen
                                       ---------------------------------------
                                       Name:   Shannon C. Allen
                                       Title:  Vice President and Treasurer


SERVICER:

                                   INTERIM SERVICES INC.


                                   By:    /s/ Shannon C. Allen
                                       -------------------------------------
                                       Name:   Shannon C. Allen
                                       Title:  Vice President and Treasurer


AGENTS:
                                   WACHOVIA BANK, N.A., as Collateral Agent and
                                   Blue Ridge Agent


                                   By: /s/  Kevin McConnell
                                       --------------------------------------
                                       Name:   Kevin McConnell
                                       Title:  Senior Vice President


                                   BANK ONE, NA [MAIN OFFICE CHICAGO], as
                                   Falcon Agent


                                   By: /s/  Julie C. Benda
                                       --------------------------------------
                                       Name:   Julie C. Benda
                                       Title:  Vice President

LENDERS:


                                BLUE RIDGE ASSET FUNDING CORPORATION

                                BY:  WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT


                                By: /s/ Elizabeth R. Wagner
                                    -------------------------------------
                                    Name:   Elizabeth R. Wagner
                                    Title:  Vice President


                                WACHOVIA BANK, N.A.


                                By: /s/ Kevin McConnell
                                    -------------------------------------
                                    Name:   Kevin McConnell
                                    Title:  Senior Vice President


                                FALCON ASSET SECURITIZATION CORPORATION


                                By:  /s/ Julie C. Benda
                                     ------------------------------------
                                      Name:   Julie C. Benda
                                      Title:  Authorized Signatory




                                    BANK ONE, NA [MAIN OFFICE CHICAGO]


                                    By: /s/ Julie C. Benda
                                        -------------------------------------
                                        Name:   Julie C. Benda
                                        Title:  Vice President





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


                                 SCHEDULE 6.1(o)

                       LOCK-BOXES AND ASSOCIATED ACCOUNTS



           LOCK-BOX ADDRESS                        ASSOCIATED LOCK-BOX ACCOUNT

                       INTERIM SERVICES INC., AS SERVICER

                           Account number 5228816 at Bank One, NA, 1 Bank One Plaza, Chicago, Illinois 60670

Lockbox 905514
Banc One National Processing Corporation
806 Tyvola Rd.  Suite 108
Attn: Lockbox 905514
Charlotte, NC. 28217

Lockbox 905463
Banc One National Processing Corporation
806 Tyvola Rd.  Suite 108
Attn: Lockbox 905463
Charlotte, NC. 28217

Lockbox 70497
Bank One, NA
525 West Monroe St.
7th Floor Mailroom
Attn: Lockbox 70497
Chicago, IL. 60661

Lockbox 70526
Bank One, NA
525 West Monroe St.
7th Floor Mailroom
Attn: Lockbox 70497
Chicago, IL. 60661

Lockbox 730197
Banc One National Processing Corporation
1801 Royal Lane  Suite 600
Attn: Lockbox 730197
Dallas, TX. 75229




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


Lockbox 100365
Banc One National Processing Corporation
1111 Arroyo Parkway Plaza
First Floor
Attn: Lockbox # 100365
Pasadena, CA 91105

Lockbox 100171
Banc One National Processing Corporation 1111 Arroyo
Parkway Plaza
First Floor
Attn: Lockbox # 100171
Pasadena, CA 91105

                             Account Number 5560314 at Bank One, NA, 1 Bank One Plaza, Chicago, Illinois 60670
Lockbox 905786
Banc One National Processing Corporation
806 Tyvola Rd.  Suite 108
Attn: Lockbox 905786
Charlotte, NC. 28217

Lockbox 73764
Bank One, NA
525 West Monroe St.
7th Floor Mailroom
Attn: Lockbox 73764
Chicago, IL. 60661

Lockbox 730528
Banc One National Processing Corporation
1801 Royal Lane  Suite 600
Attn: Lockbox 730476
Dallas, TX. 75229
                             Account number 5560322 at Bank One, NA, 1 Bank One Plaza, Chicago, Illinois 60670





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


Lockbox 73781
Bank One, NA
525 West Monroe St.
7th Floor Mailroom
Attn: Lockbox 73764
Chicago, IL. 60661

Lockbox 730476
Banc One National Processing Corporation
1801 Royal Lane, Suite 600
Attn: Lockbox 730476
Dallas, TX. 75229


Lockbox 13089
Banc One National Processing Corporation 3rd Floor
300 Harmon Meadow Blvd.
Attn: Lockbox 13089
Secaucus, NJ 07094
                                        CREDIT CARD CLEARING ACCOUNT
                                  Account number 3871238527 at NationsBank,
                                  715 Peachtree Street, Atlanta, GA  30308-4899

                       NORRELL CORPORATION, AS SUB-SERVICER

P.O. Box 102178                    Account Number 8800429279 at SunTrust
Atlanta, GA 30368                  Bank, 25 Park Place, 25th Floor,
                                   Atlanta, GA  30303.

Bank of America                    Account Number 7188001084 at Bank
P.O. Box 91683                     of America, in Chicago, Illinois.
Collection Center Drive
Chicago, IL 60693



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